UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2007

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2007, HomeBanc Mortgage Trust 2007-1 (the “Trust”) completed a public offering (the “Offering”) of approximately $291,311,000 aggregate amount of mortgage pass-through certificates (the “Public Certificates”). HomeBanc Mortgage Corporation (“HBMC”), a wholly-owned taxable REIT subsidiary of HomeBanc Corp. (“HomeBanc”), acted as sponsor of the Trust. Approximately $220,470,000 aggregate principal amount of the Class I-1A-1, Class I-1A-2, Class I-2A-1 and Class I-3A-1 Certificates (the “Underwritten Certificates”) were sold by Bear Stearns & Co. Inc., as underwriter. Approximately $26,873,000 aggregate principal amount of the Class I-2A-2, Class I-3A-2, Class I-B-1, Class I-B-2, Class I-B-3, Class II-M-1, Class II-M-2 and Class II-B Certificates were retained by HBMC. HBMC also retained approximately $227,123,000 aggregate notional amount of the Class I-1X, Class I-2X and Class I-3X Certificates. The Class I-B-4, Class I-B-5, Class I-B-6, Class II-X and Class R Certificates (the “Private Certificates”) were not offered to the public and were retained by HBMC. The Public Certificates and the Private Certificates are referred to collectively as the “Certificates”.

The Certificates represent the entire undivided beneficial ownership interest in the assets of the Trust. The assets of the Trust primarily consist of one pool of conventional, first lien, adjustable-rate, residential mortgage loans and one pool of conventional, second-lien, fixed and adjustable rate residential mortgage loans (collectively, the “Mortgage Loans”) originated by HBMC. A more detailed description of the Certificates is set forth in Item 2.03 of this Current Report.

In connection with the Offering, HBMC, the Trust, and/or HMB Acceptance Corp. (“HMB Acceptance”) entered into, among other things, a Mortgage Loan Purchase Agreement; a Trust Agreement; and a Pooling and Servicing Agreement (collectively, and as more fully described in Item 9.01 of this Current Report, the “Agreements”), each dated as of March 1, 2007, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated into this Item 1.01 by this reference. HMB Acceptance is a wholly owned qualified REIT subsidiary of HomeBanc.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 of this Current Report, on March 30, 2007, the Trust issued approximately $296,830,032 of Certificates, including approximately $291,311,000 of Public Certificates. Copies of the Agreements described in Item 1.01 of this Current Report are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this Item 2.03 by this reference.

The approximate amount of each class of Certificates issued, together with the interest rate formula and credit ratings for each class granted by S&P and Moody’s, respectively, are set forth below:

	Class Principal or Notional Amount			Initial Ratings S&P/Moody’s
Class			Interest Rate Formula
I-1A-1	$116,992,000		Variable(1)	AAA/Aaa
I-1A-2	$27,454,000		Variable(1)	AAA/Aaa
I-1X	Notional	(2)	Fixed(2)	AAA/Aaa
I-2A-1	$54,034,000		Variable(3)	AAA/Aaa
I-2A-2	$4,693,000		Variable(3)	AAA/Aa1
I-2X	Notional	(4)	Fixed(4)	AAA/Aaa
I-3A-1	$21,990,000		Variable(5)	AAA/Aaa
I-3A-2	$1,910,000		Variable(5)	AAA/Aa1
I-3X	Notional	(5)	Fixed(6)	AAA/Aaa
II-A	$43,968,000		LIBOR + 0.300%(7)	AAA/Aaa
I-B-1	$5,517,000		Variable(8)	AA/Aa2
I-B-2	$4,045,000		Variable(8)	A/A2
I-B-3	$3,066,000		Variable(8)	BBB/Baa2
I-B-4*	$3,310,000		Variable(8)	BB/Not Rated
I-B-5*	$1,227,000		Variable(8)	B/Not Rated
I-B-6*	$982,032		Variable(8)	Not Rated
II-M-1	$3,314,000		LIBOR + 0.900%(7)	AA/Aa2
II-M-2	$2,246,000		LIBOR + 2.000%(7)	A/A2
II-B	$2,082,000		LIBOR + 2.000%(7)	BBB/Baa2

(1)	On or prior to the distribution date in February 2012, the Class I-1A-1 Certificates and Class I-1A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-1 minus approximately 0.543%. After the distribution date in February 2012, the Class I-1A-1 Certificates and Class I-1A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-1. The interest rate with respect to the first interest accrual period is expected to be approximately 5.540% per annum.
(2)	On or prior to the distribution date in February 2012, the Class I-1X Certificates will accrue interest at a fixed annual rate equal to approximately 0.543% on a notional amount of approximately $144,446,000, which is equal to the total class principal amount of the Class I-1A-1 Certificates and Class I-1A-2 Certificates. After the distribution date in February 2012, the interest rate of the Class I-1X Certificates will be zero.
(3)	On or prior to the distribution date in January 2014, the Class I-2A-1 Certificates and Class I-2A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-2 minus approximately 0.644%. After the distribution date in January 2014, the Class I-2A-1 Certificates and Class I-2A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-2. The interest rate with respect to the first interest accrual period is expected to be approximately 5.709% per annum.
(4)	On or prior to the distribution date in January 2014, the Class I-2X Certificates will accrue interest at a fixed annual rate equal to approximately 0.644% on a notional amount of approximately $58,727,000, which is equal to the total class principal amount of the Class I-2A-1 Certificates and Class I-2A-2 Certificates. After the distribution date in January 2014, the interest rate of the Class I-2X Certificates will be zero.
(5)	On or prior to the distribution date in February 2017, the Class I-3A-1 Certificates and Class I-3A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-3 minus approximately 0.072%. After the distribution date in February 2017, the Class I-3A-1 Certificates and Class I-3A-2 Certificates will bear interest at a variable annual rate equal to the weighted average of the net rates of the mortgage loans in loan group I-3. The interest rate with respect to the first interest accrual period is expected to be approximately 6.000% per annum.

(6)	On or prior to the distribution date in February 2017, the Class I-3X Certificates will accrue interest at a fixed annual rate equal to approximately 0.072% on a notional amount of approximately $23,900,000, which is equal to the total class principal amount of the Class I-3A-1 Certificates and Class I-3A-2 Certificates. After the distribution date in February 2017, the interest rate of the Class I-3X Certificates will be zero.
(7)	The interest rate for each of the Class II-A, II-M-1, Class II-M-2 and Class II-B Certificates will be the least of (a) the applicable variable annual rate specified in the table above, (b) 11.000% per annum and (c) a per annum rate equal to the weighted average of the net rates of the mortgage loans in pool II, adjusted for the actual number of days in the related accrual period. On the first possible distribution date after the servicer has the option to purchase the pool II mortgage loans as described below under “Description of the Certificates—Optional Purchase of the Pool II Mortgage Loans,” the margin for the Class II-A Certificates will increase to 2 times its original margin, and the margin for each of the Class II-M-1, Class II-M-2 and Class II-B Certificates will increase to 1.5 times their original margin.
(8)	The interest rate for the Class I-B-1, Class I-B-2, Class I-B-3, CLASS I-B-4, Class I-B-5 and Class I-B-6 Certificates will be a variable annual rate equal to the weighted average of the weighted average (by loan group) of the net rates of the mortgage loans in loan group I-1, loan group I-2 and loan group I-3, weighted in proportion to the results of subtracting from the total principal balance of the mortgage loans in each such loan group the total class principal amount of the related classes of group I senior certificates. The interest rate with respect to the first interest accrual period is expected to be approximately 6.151% per annum.
*	The Class I-B-4, Class I-B-5 and Class I-B-6 Certificates were issued but not offered.

The Certificates are secured by the Mortgage Loans originated by HBMC and held as assets of the Trust. The Mortgage Loans will be serviced by HBMC. HBMC retained approximately $3,178,796 of Class II-X and Class R Certificates representing the right to receive any economic residual distributions from the Trust.

Distributions on the Certificates will be made from payments received from the Mortgage Loans held as assets of the Trust. The distribution rate of principal payments on each class of Certificates, the aggregate amount of distributions on each class of Certificates and the yield to maturity of each class of Certificates will be related to the rate and timing of payments of principal and interest on the underlying Mortgage Loans. The final scheduled distribution dates for the group I certificates and the group II certificates are the distribution dates in April 2047 and May 2037, respectively.

At its option, HBMC, as servicer, may purchase all of the Mortgage Loans in pool I or in pool II on any distribution date following the month in which the total principal balance of the mortgage loans in the related pool declines to less than 10% of their initial total principal balance. If the Mortgage Loans in a mortgage pool are purchased, holders of the related Certificates will be paid accrued interest and principal in an amount not to exceed the related purchase price.

HBMC, on behalf of the Trust, intends to treat all or a portion of the assets of the Trust as multiple REMICs for federal income tax purposes. Each of the Certificates other than the Class R Certificates will represent ownership of “regular interests” in a REMIC. The Class R Certificates will be designated as the sole class of “residual interest” in each of the REMICs.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2007, by and between HMB Acceptance Corp. and HomeBanc Mortgage Corporation

10.2	Trust Agreement, dated as of March 1, 2007, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S Bank National Association

10.3	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among HomeBanc Mortgage Trust 2007-1, HMB Acceptance Corp., HomeBanc Mortgage Corporation, Wells Fargo Bank, N.A., U.S. Bank National Association and Wilmington Trust Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2007

HOMEBANC CORP.

By:	/s/ Charles W. McGuire
Name:	Charles W. McGuire
Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Mortgage Loan Purchase Agreement, dated as of March 1, 2007, by and between HMB Acceptance Corp. and HomeBanc Mortgage Corporation

10.2	Trust Agreement, dated as of March 1, 2007, by and among HMB Acceptance Corp., Wilmington Trust Company and U.S Bank National Association

10.3	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among HomeBanc Mortgage Trust 2007-1, HMB Acceptance Corp., HomeBanc Mortgage Corporation, Wells Fargo Bank, N.A., U.S. Bank National Association and Wilmington Trust Company